UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)

Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 6, 2019, Avadel Pharmaceuticals plc, an Irish public limited company (the “Company”), entered into the First Supplemental Indenture (the “First Supplemental Indenture”), among the Company, Avadel Finance Cayman Limited, a Cayman Islands exempted company limited by its shares and a wholly owned subsidiary of the Company (“Avadel Cayman”), and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”). The First Supplemental Indenture amended certain provisions of the indenture dated as of February 16, 2018 (the “Indenture”), providing for the issuance of $143,750,000 aggregate principal amount of 4.50% Exchangeable Senior Notes due 2023 (the “Notes”). In particular, the First Supplemental Indenture provided that (a) any bankruptcy filing by Avadel Specialty Pharmaceuticals, LLC, a Delaware limited liability company (“Specialty Pharma”) and an indirect wholly owned subsidiary of Avadel, would not constitute an Event of Default under the Indenture, and (b) any transfer or other disposition of any or all of Specialty Pharma’s assets or a plan of reorganization or liquidation, in either case as confirmed by the bankruptcy court, will not be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of Avadel under the Indenture.

The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On February 7, 2019, the Company issued a press release announcing, among other things, the bankruptcy filing by Specialty Pharma. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Company’s February 7, 2019 press release does not purport to be complete and is qualified in its entirety by reference to the complete text of such press release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 7, 2019, the Company issued a press release providing certain additional information about the bankruptcy filing by Specialty Pharma. This press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of such February 7, 2019 press release does not purport to be complete and is qualified in its entirety by reference to the complete text of such press release which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.01	First Supplemental Indenture, dated as of February 6, 2019, by and among Avadel Finance Cayman Limited, Avadel Pharmaceuticals plc, and The Bank of New York Mellon.
99.1	Press release of Avadel Pharmaceuticals plc dated February 7, 2019.
99.2	Press release of Avadel Pharmaceuticals plc dated February 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC

	By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: February 7, 2019

Exhibit Index

4.01	First Supplemental Indenture, dated as of February 6, 2019, by and among Avadel Finance Cayman Limited, Avadel Pharmaceuticals plc, and The Bank of New York Mellon.
99.1	Press release of Avadel Pharmaceuticals plc dated February 7, 2019.
99.2	Press release of Avadel Pharmaceuticals plc dated February 7, 2019.